Exhibit 10.10

Per verbal agreement confirmed by email, the bonus accrual is hereby replaced by  $2,000 per month paid to Bassani for life insurance premium.---1045 am Colorado time on 2/8/18

From: Mark A Smith [mailto:mas1@ctelco.net]
Sent: Thursday, February 08, 2018 9:52 AM
To: Ed Schafer (eschafer@biontech.com); 'Jon'; 'Dominic Bassani'
Cc: 'Kathy Paradise'
Subject: Bassani Employment Contract EXTENSION: PROPOSAL AND ACCEPTANCE

The material terms for Dom Bassani's 2 year extension are set forth below and have been discussed and ratified by the Board of Directors.  There are still details to be worked out (including the timing and extent of re-commencing partial payment in cash of Dom's monthly compensation) which  will be embodied in a subsequent more formal document. We will proceed with this as a binding extension until subsequent documents are executed.

Mark A. Smith
President & General Counsel
Bion Environmental Technologies, Inc.
303-517-5302 (cell)/719-256-5329(Home Office)/720-221-0472(fax)

DOM,
Your proposal below hilited for a 2 year employment agreement extension (through December 31, 2019) is accepted subject to Board ratification at next meeting (probably February 6-7 prior to filing Form 10-K).
Thanks.
Mark
PS—You will need to do a Form 4 after ratification.

Mark A. Smith
President & General Counsel
Bion Environmental Technologies, Inc.
303-517-5302 (cell)/719-256-5329(Home Office)/720-221-0472(fax)

From: Dominic Bassani [mailto:dbassani@biontech.com]
Sent: Monday, January 15, 2018 11:06 AM
To: SMITH MARK
Subject: Bassani Employment Contract

Proposal:
            Term---2 yrs---options earned upon execution.
            EXERCISE Price of options--- $.75---5yrs term (12/31/22) plus extension of term  for 5 additional at  $.01 add on to exercise price  per extension year.
            Number of options---2Million
            EXECUTION bonus---90%
            Salary---same for Bion as existing to be accrued until cash available

Dominic Bassani
CEO Bion Environmental Technologies, Inc.
E-Mail            DBassani@biontech.com
Office             631-499-4930
Cell                 516-445-4451